UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 03, 2024

Palladyne AI Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39897	85-2838301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South 500 West, Suite 150
Salt Lake City, Utah		84101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 927-7296

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PDYN	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Common Stock at an exercise price of $69.00 per share	PDYNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant's Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On April 3, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors of Palladyne AI Corp. (the “Company”) dismissed Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee oversaw a competitive process to determine the Company’s independent registered public accounting firm for the 2024 fiscal year. Several independent registered public accounting firms were invited to participate in the process. EY was invited to participate, but declined.

EY’s reports on the Company’s financial statements as of and for the years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through April 3, 2024, there were no (a) “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”) and the related instructions thereto, with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements or (b) “reportable events” requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The Company has provided EY with the disclosures under this Item 4.01(a), and has requested EY to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. EY’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On April 3, 2024, the Audit Committee approved the engagement of KPMG LLP as the Company’s new independent registered public accounting firm for the year ending December 31, 2024. During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through April 3, 2024, neither the Company nor anyone acting on its behalf consulted with KPMG LLP regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated April 9, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Palladyne AI Corp.

Dated:	April 9, 2024	By:	/s/ Stephen Sonne
		Name: Title:	Stephen Sonne Chief Legal Officer & Secretary